UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 13, 2021

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01 Regulation FD Disclosure.

On December 13, 2021, Hawaiian Holdings, Inc. (the "Company") is holding a webcast to discuss the Company's 2022 outlook. The webcast is scheduled for 1:00 pm Eastern Time, and will be accessible in the Investor Relations section of Hawaiian’s website at HawaiianAirlines.com and archived on Hawaiian’s website for 90 days.

The Company is providing an update to its outlook for the fourth quarter of 2021 disclosed in Exhibit 99.1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 26, 2021 and an outlook for the full year 2022.

Fourth Quarter 2021 Outlook Update

The Company now expects its total revenue for the fourth quarter of 2021 to be down approximately 29% to 32% compared to the fourth quarter of 2019, whereas the Company's prior guidance was for fourth quarter 2021 revenue to be down approximately 32% to 37%. This improvement is mainly driven by better than expected demand across its network.

The Company now expects its fuel cost per gallon for the fourth quarter to be $2.30.

The Company now expects its Adjusted EBITDA for the fourth quarter of 2021 to be between $(65) million and $(25) million, whereas the Company's prior guidance was that Adjusted EBITDA was for the fourth quarter of 2021 to be between $(110) million and $(50) million.

The table below summarizes the update to the Company's outlook for the fourth quarter of 2021.

Fourth Quarter 2021 Outlook Summary

Metric	Updated guidance	Prior guidance	GAAP equivalent, Updated guidance	GAAP equivalent, Prior guidance
Capacity	No change	Down 18% to 21% vs 4Q19
Total Revenue	Down 29% to 32% vs 4Q19	Down 32% to 37% vs 4Q19
Operating Expenses, excluding fuel and non-recurring items (a)	No change	Down 7% to 11% vs 4Q19	Operating Expenses (a) No change	Operating Expenses (a) Down 7% to 11% vs 4Q19
Gallons of Jet Fuel Consumed	No change	Down 21.5% to 24.5% vs 4Q19
Fuel Price per Gallon (b)	$2.30	$2.41
Adjusted EBITDA (c)	$(65) million to $(25) million	$(110) million to $(50) million
Effective Tax Rate	No change	~21%

(a) See Table 1 under "Non-GAAP Reconciliation" below for a reconciliation of GAAP operating expenses to operating expenses excluding fuel and non-recurring items.
(b) Fuel Price per Gallon estimates are based on the December 8, 2021 fuel forward curve.
(c) The Company is not providing a reconciliation of Adjusted EBITDA to GAAP net income, the most directly comparable GAAP measure, as it is unable at this time, without unreasonable efforts, to calculate certain special and non-recurring charges, which could have a significant impact on the GAAP measure.

Full Year 2022 Outlook

The Company is providing an outlook for the full year 2022 based on its current expectation that its international network will return to near pre-pandemic capacity levels by the summer of 2022.

The table below summarizes the Company’s expectations for the full year ending December 31, 2022, expressed as an expected percentage change compared to the results for the full year ended December 31, 2019, as applicable. Costs per ASM excludes any expectations for labor agreements that are currently amendable or become amendable in 2022. The Company expects delays in delivery of its two Boeing 787 aircraft scheduled to arrive at the end of 2022, and is working with Boeing on a revised delivery schedule. The timing of certain costs and capital expenditures related to the introduction of the two Boeing 787 aircraft into the Company’s fleet could move from 2022 to later periods.

Metric	Full Year 2022 Guidance	GAAP Equivalent	GAAP Full Year 2022 Guidance
Capacity	Flat to up 4%
Costs per ASM excluding fuel and non-recurring items (a)	Up 2% to 6%	Cost per ASM (a)	Up 1.5% to 5.5%
Gallons of Jet Fuel Consumed	Up 0.5% to down 3.5%
Fuel Price per Gallon (b)	$2.09

(a) See Table under "Non-GAAP Reconciliation" for a reconciliation of GAAP cost per ASM to cost per ASM excluding fuel and non-recurring items.
(b) Fuel Price per Gallon estimates are based on the December 8, 2021 fuel forward curve.

The Company expects its capital expenditures for the full year 2022 to be between $365 and $385 million.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to certain current and future events and financial performance. Such forward-looking statements include, without limitation, the Company’s expectations regarding the return of its international network to pre-pandemic capacity; the Company’s outlook for the fourth quarter 2021 and full year 2022, including expectations regarding capacity, total revenue, operating expenses excluding non-recurring items, interest expense, Adjusted EBITDA, effective tax rate, cost per available seat mile excluding fuel and non-recurring items, gallons of jet fuel consumed and fuel price per gallon; the Company's expectations regarding aircraft delivery delays; the Company’s expectations related to its capital expenditures for the full year 2022; and statements as to other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing. Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements. These forward-looking statements are and will be subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation, the continuing and developing effects of the spread of COVID-19 on the Company's business operations and financial condition; whether the Company's cost-cutting plans related to the COVID-19 pandemic will be effective or sufficient; the duration of government-mandated and other restrictions on travel; the full effect that the quarantines, restrictions on travel and other measures to limit the spread of COVID-19 will have on demand for air travel in the markets in which the Company operates; fluctuations and the extent of declining demand for air transportation in the markets in which the Company operates; the Company's dependence on the tourism industry; the Company's ability to generate sufficient cash and manage its available cash; the Company’s ability to accurately forecast economic volatility; macroeconomic developments; political developments; the price and availability of aircraft fuel; labor negotiations; regulatory determinations and related developments; competitive pressures, including the impact of industry capacity between North America and Hawai‘i and interisland; changes in the Company's future capital needs; and foreign currency exchange rate fluctuations.

The risks, uncertainties and assumptions referred to above that could cause the Company’s results to differ materially from the results expressed or implied by such forward-looking statements also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company on the date hereof. The Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

None of the information furnished in this report shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Non-GAAP Financial Reconciliation

Table 1.

Operating Expenses Excluding Fuel and Non-recurring Items Outlook (unaudited)

The Company excludes fuel and non-recurring items from its operating expense outlook. These amounts are included in CASM, but for internal purposes the Company consistently uses cost metrics that exclude fuel and non-recurring items (if applicable) to measure and monitor its costs.

	Estimated three months ending December 31, 2021
	(in thousands)
GAAP operating expenses	$570,952	-	$595,965
Less: aircraft fuel, including taxes and delivery	124,555	-	129,505
Less: non-recurring items	—		—
Operating expenses, excluding fuel and non-recurring items	$446,397	-	$466,460

Table 2.

Operating Costs per Available Seat Mile (CASM) Excluding Fuel and Non-Recurring Items Outlook (unaudited)

The Company has separately listed in the table below its fuel costs per ASM and non-GAAP unit costs, excluding fuel and non-recurring items from its operating expense outlook for the same reasons as described above.

	Estimated twelve months ending December 31, 2022
	(in thousands, except CASM data)
GAAP operating expenses	$2,548,776		-	$2,733,258
Less: aircraft fuel, including taxes and delivery	(544,552)		-	(567,124)
Less: non-recurring items	—			—
Operating expenses, excluding aircraft fuel and non-recurring items	$2,004,224		-	$2,166,134
Available seat miles	20,596,711		-	21,420,579
CASM - GAAP	12.37	¢	-	12.76	¢
Less: aircraft fuel, including taxes and delivery	(2.64)		-	(2.65)
Less: non-recurring items	—			—
CASM excluding aircraft fuel and non-recurring items	9.73	¢	-	10.11	¢

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2021

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Shannon L. Okinaka
		Name:	Shannon L. Okinaka
		Title:	Executive Vice President, Chief Financial Officer and Treasurer